                                                                     EXHIBIT 4.2



COMMON STOCK            [ARTISTdirect LOGO] ARTISTdirect           COMMON STOCK

AD

INCORPORATED UNDER THE LAWS OF              SEE REVERSE FOR CERTAIN DEFINITIONS
THE STATE OF DELAWARE

This Certifies that


is the record holder of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF ARTISTdirect, Inc.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.


Dated:


/s/ James B. Carroll                /s/ Marc P. Geiger
SECRETARY                           CHAIRMAN

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM -- as tenants in common TEN ENT -- as tenants by the entireties
        JT TEN -- as joint tenants with right of
                  of survivorship and not as tenants
                  in common
         UNIF GIFT MIN ACT --..........................Custodian
                                       (Cust)
                             .............................
                                       (Minor)
                             under Uniform Gifts to Minors
                             Act........................
                                             (State)

         UNIF TRF MIN ACT --.....................Custodian (until age.........)
                                 (Cust)
                            .............................under Uniform Transfers
                                       (Minor)
                            to Minors Act.......................................
                                                      (State)

Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,.......................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated..............................
         X............................................

         X............................................

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By..........................................
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


                                       2